MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Fiscal Year Ended December 29, 2017
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Adoption of ASU 2017-07(1)	Discontinued Operations	Estimated Amounts Reflective of Impacts
Net sales	$3,221.6	$—	$(869.4)	$2,352.2
Cost of sales	1,565.3	(1.2)	(499.2)	1,064.9
Gross profit	1,656.3	1.2	(370.2)	1,287.3
Selling, general and administrative expenses	920.9	(71.2)	(77.3)	772.4
Research and development expenses	277.3	(0.4)	(61.6)	215.3
Restructuring charges, net	31.2	—	(5.7)	25.5
Non-restructuring impairment charges	63.7	—	—	63.7
Gains on divestiture and license	(56.9)	—	—	(56.9)
Operating income	420.1	72.8	(225.6)	267.3
Interest expense	(369.1)		—	(369.1)
Interest income	4.6		—	4.6
Other income (expense), net	6.0	(72.8)	(4.4)	(71.2)
Income (loss) from continuing operations before income taxes	61.6	—	(230.0)	(168.4)
Income tax (benefit) expense	(1,709.6)	—	(80.4)	(1,790.0)
Income from continuing operations	1,771.2	—	(149.6)	1,621.6
Income from discontinued operations, net of income taxes	363.2	—	149.6	512.8
Net income	$2,134.4	$—	$—	$2,134.4

Basic earnings per share:
Income from continuing operations	$18.13			$16.60
Income from discontinued operations	3.72			5.25
Net income	21.85			21.85
Diluted earnings per share:
Income from continuing operations	$18.09			$16.56
Income from discontinued operations	3.71			5.24
Net income	21.80			21.80
Weighted-average number of shares outstanding:
Basic	97.7			97.7
Diluted	97.9			97.9

(1) Effective December 30, 2017, the Company adopted Accounting Standard Update ("ASU") 2017-07, "Compensation - Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post Retirement Benefit Cost" issued by the Financial Accounting Standards Board. This update requires that the service cost component be disaggregated from the other components of net benefit cost. Service cost should be reported in the same line item or items as other compensation costs arising from services rendered by pertinent employees during the period. The other components of net benefit cost should be presented in the income statement separately from the service cost component and outside a subtotal of income from operations. This ASU requires retroactive application upon adoption.

MALLINCKRODT PLC
NON-GAAP MEASURES
Fiscal Year Ended December 29, 2017
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP Historical As Reported	$1,656.3	$920.9	$1,771.2	$18.09
ASU Adoption	1.2	(71.2)	—	—
Discontinued operations	(370.2)	(77.3)	(149.6)	(1.53)
Estimated Amounts Reflective of Impacts	1,287.3	772.4	1,621.6	16.56
Adjustments:
Intangible asset amortization	668.6	(8.5)	677.1	6.92
Restructuring and related charges, net (1)	—	(3.2)	28.7	0.29
Inventory step-up expense	10.1	—	10.1	0.10
Change in contingent consideration fair value	—	41.4	(41.4)	(0.42)
Non-restructuring impairment charges	—	—	63.7	0.65
Debt refinancing	—	—	10.0	0.10
Acquisition related expenses	—	(7.4)	7.4	0.08
Intrathecal divestiture	—	—	(56.6)	(0.58)
Pension settlement charge	—	—	69.2	0.71
Reorganization of legal entity ownership (2)	—	—	(1,045.9)	(10.68)
U.S. Tax Reform (3)			(457.4)	(4.67)
Income taxes (4)	—	—	(318.6)	(3.25)
As adjusted	$1,966.0	$794.7	$567.9	$5.80

Percent of net sales	83.6%	33.8%	24.1%

(1) Includes pre-tax accelerated depreciation.
(2) Represents the incremental tax and interest expense associated with non-cash internal legal entity reorganization. Of the total adjustment, $8.9 million represents a one-time charge to interest expense related to the reduction in the Company's interest-bearing deferred tax liabilities.
(3) Represents the incremental tax and interest expense associated with the impact of the U.S. tax reform bill being signed into law. Of the total adjustment, $0.5 million represents a one-time reduction to interest expense related to the reduction in the Company's interest-bearing deferred tax liabilities.
(4) Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Three Months Ended December 29, 2017
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Adoption of ASU 2017-07(1)	Discontinued Operations	Estimated Amounts Reflective of Impacts
Net sales	$792.3	$—	$(200.8)	$591.5
Cost of sales	371.3	—	(114.7)	256.6
Gross profit	421.0	—	(86.1)	334.9
Selling, general and administrative expenses	175.0	(0.4)	(20.7)	153.9
Research and development expenses	86.4	—	(15.3)	71.1
Restructuring charges, net	(0.9)	—	0.1	(0.8)
Non-restructuring impairment charges	63.7	—	—	63.7
Gains on divestiture and license	(0.3)	—	—	(0.3)
Operating income	97.1	0.4	(50.2)	47.3
Interest expense	(90.1)	—	—	(90.1)
Interest income	1.8	—	—	1.8
Other expense, net	(0.2)	(0.4)	—	(0.6)
Income (loss) from continuing operations before income taxes	8.6	—	(50.2)	(41.6)
Income tax (benefit) expense	(1,598.8)	—	(37.8)	(1,636.6)
Income from continuing operations	1,607.4	—	(12.4)	1,595.0
Income from discontinued operations, net of income taxes	1.3	—	12.4	13.7
Net income	$1,608.7	$—	$—	$1,608.7

Basic earnings per share:
Income from continuing operations	$17.43			$17.30
Income from discontinued operations	0.01			0.15
Net income	17.45			17.45
Diluted earnings per share:
Income from continuing operations	$17.40			$17.26
Income from discontinued operations	0.01			0.15
Net income	17.41			17.41
Weighted-average number of shares outstanding:
Basic	92.2			92.2
Diluted	92.4			92.4

(1) Reflects the adoption of ASU 2017-07, as previously discussed.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended December 29, 2017
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP Historical As Reported	$421.0	$175.0	$1,607.4	$17.40
ASU Adoption	—	(0.4)	—	—
Discontinued operations	(86.1)	(20.7)	(12.4)	(0.13)
Estimated Amounts Reflective of Impacts	334.9	153.9	1,595.0	17.26
Adjustments:
Intangible asset amortization	167.0	(1.7)	168.7	1.83
Restructuring and related charges, net (1)	—	(1.1)	0.3	—
Inventory step-up expense	1.5	—	1.5	0.02
Change in contingent consideration fair value	—	45.5	(45.5)	(0.49)
Acquisition related expenses	—	(5.1)	5.1	0.06
Non-restructuring impairment charges	—	—	63.7	0.69
Reorganization of legal entity ownership (2)	—	—	(1,082.0)	(11.71)
U.S. Tax Reform (3)	—	—	(457.4)	(4.95)
Income taxes (4)	—	—	(99.5)	(1.08)
As adjusted	$503.4	$191.5	$149.9	$1.62

Percent of net sales	85.1%	32.4%	25.3%

(1) Includes pre-tax accelerated depreciation.
(2) Represents the incremental tax and interest expense associated with non-cash internal legal entity reorganization. Of the total adjustment, $8.9 million represents a one-time charge to interest expense related to the reduction in the Company's interest-bearing deferred tax liabilities.
(3) Represents the incremental tax and interest expense associated with the impact of the U.S. tax reform bill being signed into law. Of the total adjustment, $0.5 million represents a one-time reduction to interest expense related to the reduction in the Company's interest-bearing deferred tax liabilities.
(4) Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Three Months Ended September 29, 2017
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Adoption of ASU 2017-07(1)	Discontinued Operations	Estimated Amounts Reflective of Impacts
Net sales	$793.9	$—	$(193.3)	$600.6
Cost of sales	393.3	—	(125.3)	268.0
Gross profit	400.6	—	(68.0)	332.6
Selling, general and administrative expenses	205.7	(0.1)	(19.3)	186.3
Research and development expenses	59.5	—	(12.6)	46.9
Restructuring charges, net	14.3	—	1.1	15.4
Non-restructuring impairment charges	—	—	—	—
Gains on divestiture and license	0.4	—	—	0.4
Operating income	120.7	0.1	(37.2)	83.6
Interest expense	(92.6)	—	—	(92.6)
Interest income	1.3	—	—	1.3
Other income (expense), net	3.7	(0.1)	(0.6)	3.0
Income (loss) from continuing operations before income taxes	33.1	—	(37.8)	(4.7)
Income tax (benefit) expense	(31.2)	—	(26.6)	(57.8)
Income from continuing operations	64.3	—	(11.2)	53.1
(Loss) income from discontinued operations, net of income taxes	(0.6)	—	11.2	10.6
Net income	$63.7	$—	$—	$63.7

Basic earnings per share:
Income from continuing operations	$0.66			$0.55
(Loss) income from discontinued operations	(0.01)			0.11
Net income	0.66			0.66
Diluted earnings per share:
Income from continuing operations	$0.66			$0.55
(Loss) income from discontinued operations	(0.01)			0.11
Net income	0.66			0.66
Weighted-average number of shares outstanding:
Basic	96.7			96.7
Diluted	97.0			97.0

(1) Reflects the adoption of ASU 2017-07, as previously discussed.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended September 29, 2017
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP Historical As Reported	$400.6	$205.7	$64.3	$0.66
ASU Adoption	—	(0.1)	—	—
Discontinued operations	(68.0)	(19.3)	(11.2)	(0.12)
Estimated Amounts Reflective of Impacts	332.6	186.3	53.1	0.55
Adjustments:
Intangible asset amortization	167.1	(2.2)	169.3	1.75
Restructuring and related charges, net (1)	—	(0.7)	16.1	0.17
Inventory step-up expense	2.7	—	2.7	0.03
Change in contingent consideration fair value	—	(3.9)	3.9	0.04
Acquisition related expenses	—	(1.2)	1.2	0.01
Intrathecal divestiture	—	—	0.4	—
Reorganization of legal entity ownership	—	—	36.1	0.37
Income taxes (2)	—	—	(106.5)	(1.10)
As adjusted	$502.4	$178.3	$176.3	$1.82

Percent of net sales	83.6%	29.7%	29.4%

(1) Includes pre-tax accelerated depreciation.
(2) Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Three Months Ended June 30, 2017
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Adoption of ASU 2017-07(1)	Discontinued Operations	Estimated Amounts Reflective of Impacts
Net sales	$824.5	$—	$(224.4)	$600.1
Cost of sales	408.4	—	(128.0)	280.4
Gross profit	416.1	—	(96.4)	319.7
Selling, general and administrative expenses	232.1	(1.3)	(16.2)	214.6
Research and development expenses	69.2	—	(16.9)	52.3
Restructuring charges, net	0.6	—	—	0.6
Gains on divestiture and license	2.1	—	—	2.1
Operating income	112.1	1.3	(63.3)	50.1
Interest expense	(92.2)	—	—	(92.2)
Interest income	0.6	—	—	0.6
Other income (expense), net	10.0	(1.3)	(2.4)	6.3
Income (loss) from continuing operations before income taxes	30.5	—	(65.7)	(35.2)
Income tax (benefit) expense	(40.1)	—	(13.5)	(53.6)
Income from continuing operations	70.6	—	(52.2)	18.4
(Loss) income from discontinued operations, net of income taxes	(7.8)	—	52.2	44.4
Net income	$62.8	$—	$—	$62.8

Basic earnings per share:
Income from continuing operations	$0.72			$0.19
(Loss) income from discontinued operations	(0.08)			0.45
Net income	0.64			0.64
Diluted earnings per share:
Income from continuing operations	$0.72			$0.19
(Loss) income from discontinued operations	(0.08)			0.45
Net income	0.64			0.64
Weighted-average number of shares outstanding:
Basic	98.5			98.5
Diluted	98.7			98.7

(1) Reflects the adoption of ASU 2017-07, as previously discussed.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended June 30, 2017
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP Historical As Reported	$416.1	$232.1	$70.6	$0.72
ASU Adoption	—	(1.3)	—	—
Discontinued operations	(96.4)	(16.2)	(52.2)	(0.53)
Estimated Amounts Reflective of Impacts	319.7	214.6	18.4	0.19
Adjustments:
Intangible asset amortization	167.0	(2.3)	169.3	1.72
Restructuring and related charges, net (1)	—	(0.4)	1.0	0.01
Inventory step-up expense	2.9	—	2.9	0.03
Change in contingent consideration fair value	—	(2.0)	2.0	0.02
Acquisition related expenses	—	(1.1)	1.1	0.01
Intrathecal divestiture	—	—	2.1	0.02
Income taxes (2)	—	—	(63.0)	(0.64)
As adjusted	$489.6	$208.8	$133.8	$1.36

Percent of net sales	81.6%	34.8%	22.3%

(1) Includes pre-tax accelerated depreciation.
(2) Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Three Months Ended March 31, 2017
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Adoption of ASU 2017-07(1)	Discontinued Operations	Estimated Amounts Reflective of Impacts
Net sales	$810.9	$—	$(250.9)	$560.0
Cost of sales	392.3	(1.2)	(131.2)	259.9
Gross profit	418.6	1.2	(119.7)	300.1
Selling, general and administrative expenses	308.1	(69.4)	(21.1)	217.6
Research and development expenses	62.2	(0.4)	(16.8)	45.0
Restructuring charges, net	17.2	—	(6.9)	10.3
Gains on divestiture and license	(59.1)	—	—	(59.1)
Operating income	90.2	71.0	(74.9)	86.3
Interest expense	(94.2)	—	—	(94.2)
Interest income	0.9	—	—	0.9
Other expense, net	(7.5)	(71.0)	(1.4)	(79.9)
(Loss) income from continuing operations before income taxes	(10.6)	—	(76.3)	(86.9)
Income tax (benefit) expense	(39.5)	—	(2.5)	(42.0)
Income (loss) from continuing operations	28.9	—	(73.8)	(44.9)
Income from discontinued operations, net of income taxes	370.3	—	73.8	444.1
Net income	$399.2	$—	$—	$399.2

Basic earnings per share:
Income (loss) from continuing operations	$0.28			$(0.43)
Income from discontinued operations	3.58			4.30
Net income	3.86			3.86
Diluted earnings per share:
Income (loss) from continuing operations	$0.28			$(0.43)
Income from discontinued operations	3.57			4.29
Net income	3.85			3.85
Weighted-average number of shares outstanding:
Basic	103.3			103.3
Diluted	103.6			103.6

(1) Reflects the adoption of ASU 2017-07, as previously discussed.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended March 31, 2017
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income (loss) from continuing operations	Diluted income from continuing operations per share
GAAP Historical As Reported	$418.6	$308.1	$28.9	$0.28
ASU Adoption	1.2	(69.4)	—	—
Discontinued operations	(119.7)	(21.1)	(73.8)	(0.71)
Estimated Amounts Reflective of Impacts	300.1	217.6	(44.9)	(0.43)
Adjustments:
Intangible asset amortization	167.5	(2.3)	169.8	1.64
Restructuring and related charges, net (1)	—	(1.0)	11.3	0.11
Inventory step-up expense	3.0	—	3.0	0.03
Change in contingent consideration fair value	—	1.8	(1.8)	(0.02)
Debt refinancing	—	—	10.0	0.10
Pension settlement charge	—	—	69.2	0.67
Intrathecal divestiture	—	—	(59.1)	(0.57)
Income taxes (2)	—	—	(49.6)	(0.48)
As adjusted	$470.6	$216.1	$107.9	$1.04

Percent of net sales	84.0%	38.6%	19.3%

(1) Includes pre-tax accelerated depreciation.
(2) Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Three Months Ended December 30, 2016
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Adoption of ASU 2017-07(1)	Discontinued Operations	Estimated Amounts Reflective of Impacts
Net sales	$829.9	$—	$(229.5)	$600.4
Cost of sales	384.1	(0.9)	(117.8)	265.4
Gross profit	445.8	0.9	(111.7)	335.0
Selling, general and administrative expenses	368.3	(47.2)	(20.0)	301.1
Research and development expenses	66.2	(0.1)	(21.1)	45.0
Restructuring charges, net	3.8	—	(0.3)	3.5
Non-restructuring impairment charges	214.3	—	(207.0)	7.3
Operating (loss) income	(206.8)	48.2	136.7	(21.9)
Interest expense	(91.3)	—	—	(91.3)
Interest income	0.5	—	—	0.5
Other expense, net	(0.9)	(48.2)	6.1	(43.0)
Income from continuing operations before income taxes	(298.5)	—	142.8	(155.7)
Income tax (benefit) expense	(121.7)	—	(24.7)	(146.4)
(Loss) income from continuing operations	(176.8)	—	167.5	(9.3)
Income (loss) from discontinued operations, net of income taxes	23.6	—	(167.5)	(143.9)
Net loss	$(153.2)	$—	$—	$(153.2)

Basic earnings per share:
(Loss) income from continuing operations	$(1.67)			$(0.09)
Income (loss) from discontinued operations	0.22			(1.36)
Net loss	(1.45)			(1.45)
Diluted earnings per share:
(Loss) income from continuing operations	$(1.67)			$(0.09)
Income (loss) from discontinued operations	0.22			(1.36)
Net loss	(1.45)			(1.45)
Weighted-average number of shares outstanding:
Basic	105.7			105.7
Diluted	105.7			105.7

(1) Reflects the adoption of ASU 2017-07, as previously discussed.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended December 30, 2016
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income (loss) from continuing operations	Diluted income from continuing operations per share
GAAP Historical As Reported	$445.8	$368.3	$(176.8)	$(1.67)
ASU Adoption	0.9	(47.2)	—	—
Discontinued operations	(111.7)	(20.0)	167.5	1.58
Estimated Amounts Reflective of Impacts	335.0	301.1	(9.3)	(0.09)
Adjustments:
Intangible asset amortization	168.7	(1.6)	170.3	1.61
Restructuring and related charges, net (1)	—	(1.0)	4.5	0.04
Inventory step-up expense	3.6	—	3.6	0.03
Change in contingent consideration fair value	—	(1.3)	1.3	0.01
Acquisition related expenses	—	(0.1)	0.1	—
Significant legal and environmental charges	—	(102.0)	102.0	0.96
Pension settlement charge	—	(45.0)	45.0	0.43
Income taxes (2)	—	—	(156.7)	(1.48)
As adjusted	$507.3	$150.1	$160.8	$1.52

Percent of net sales	84.5%	25.0%	26.8%

(1) Includes pre-tax accelerated depreciation.
(2) Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

MALLINCKRODT PLC
INCOME STATEMENT FINANCIAL INFORMATION
Fiscal Year Ended September 30, 2016
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Adoption of ASU 2017-07(1)	Discontinued Operations	Estimated Amounts Reflective of Impacts
Net sales	$3,380.8	$—	$(1,088.9)	$2,291.9
Cost of sales	1,525.8	(2.6)	(481.8)	1,041.4
Gross profit	1,855.0	2.6	(607.1)	1,250.5
Selling, general and administrative expenses	925.3	(11.6)	(81.5)	832.2
Research and development expenses	262.2	(1.0)	(75.8)	185.4
Restructuring charges, net	33.3	(0.6)	(1.6)	31.1
Non-restructuring impairment charges	16.9	—	—	16.9
Operating income	617.3	15.8	(448.2)	184.9
Interest expense	(384.6)	—	—	(384.6)
Interest income	1.3	—	0.1	1.4
Other expense, net	(0.6)	(15.8)	4.1	(12.3)
Income from continuing operations before income taxes	233.4	—	(444.0)	(210.6)
Income tax (benefit) expense	(255.6)	—	(163.0)	(418.6)
Income from continuing operations	489.0	—	(281.0)	208.0
Income from discontinued operations, net of income taxes	154.7	—	281.0	435.7
Net income	$643.7	$—	$—	$643.7

Basic earnings per share:
Income from continuing operations	$4.42			$1.88
Income from discontinued operations	1.40			3.94
Net income	5.82			5.82
Diluted earnings per share:
Income from continuing operations	$4.39			$1.87
Income from discontinued operations	1.39			3.91
Net income	5.77			5.77
Weighted-average number of shares outstanding:
Basic	110.6			110.6
Diluted	111.5			111.5

(1) Reflects the adoption of ASU 2017-07, as previously discussed.

MALLINCKRODT PLC
NON-GAAP MEASURES
Fiscal Year Ended September 30, 2016
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP Historical As Reported	$1,855.0	$925.3	$489.0	$4.39
ASU Adoption	2.6	(11.6)	—	—
Discontinued operations	(607.1)	(81.5)	(281.0)	(2.52)
Estimated Amounts Reflective of Impacts	1,250.5	832.2	208.0	1.87
Adjustments:
Intangible asset amortization	671.6	(7.1)	678.7	6.09
Restructuring and related charges, net (1)	—	(3.1)	34.8	0.31
Inventory step-up expense	24.3	—	24.3	0.22
Change in contingent consideration fair value	—	(4.4)	4.4	0.04
Acquisition related expenses	—	(6.9)	6.9	0.06
Non-restructuring impairment charges	—	—	16.9	0.15
Income taxes (2)	—	—	(409.4)	(3.67)
As adjusted	$1,946.4	$810.7	$564.6	$5.06

Percent of net sales	84.9%	35.4%	24.6%

(1) Includes pre-tax accelerated depreciation.
(2) Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.